SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549



                                     FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



   November 13, 1995                            Commission File No.:  1-11632
   (Date of earliest event reported)




                           AMERICAN ANNUITY GROUP, INC.




   Incorporated in the State of Delaware           IRS Employer Identification
                                                            No. 06-1356481



                              250 East Fifth Street
                             Cincinnati, Ohio  45202


                          Registrant's Telephone Number
                        Including Area Code: 513/333-5300

   Item 2.   Acquisition of Assets.

        On November 13, 1995, American Annuity Group, Inc. ("AAG") acquired all of the outstanding shares of Laurentian Capital Corporation ("Laurentian" or "LCC") by means of a merger of L.Q. Acquisition Corp., a wholly owned subsidiary of AAG, into LCC. Laurentian is a life insurance holding company with total assets of approximately $1.1 billion and revenues of $138 million in 1994 and $112 million in the first nine months of 1995. Laurentian's principal insurance subsidiaries are Loyal American Life Insurance Company ("Loyal") and Prairie States Life Insurance Company ("Prairie").

        Based on arms-length negotiations between the parties, AAG paid approximately $106 million for the outstanding common stock of Laurentian and repaid $45 million of Laurentian indebtedness concurrently with the acquisition. Great American Life Insurance Company ("GALIC"), a 100% owned subsidiary of AAG, provided approximately $90 million of the purchase price in exchange for Loyal and Prairie. AAG funded the balance of the cost of acquiring Laurentian with the proceeds from a Common Stock Rights Offering completed in August, borrowings under its line of credit and cash on hand.


   Item 7.   Financial Statements, Pro Forma Financial Information and
             Exhibits.

        (a) (i) LCC's audited financial statements for the year ended December 31, 1994 are incorporated by reference to AAG's Registration Statement on Form S-2 dated July 18, 1995.

             (ii) LCC's unaudited financial statements for the nine months ended September 30, 1995 are incorporated by reference to Laurentian's quarterly report on Form 10-Q for the quarterly period ended September 30, 1995.

        (b) (i) AAG's unaudited pro forma financial information for the year ended December 31, 1994 is incorporated by reference to AAG's Registration Statement on Form S-2 dated July 18, 1995.

             (ii) AAG's unaudited pro forma financial information for the nine months ended September 30, 1995:

        The accompanying Unaudited Pro Forma Combined Financial Statements illustrate the estimated effects of the acquisition of Laurentian and are based on the estimates and assumptions set forth herein and in the notes to such statements. This pro forma information has been prepared utilizing the historical financial statements of AAG and Laurentian. This information should be read in conjunction with the historical financial statements of AAG and Laurentian and the notes thereto, which are included in their respective Quarterly Reports on Form 10-Q for the quarter ended September 30, 1995, which are incorporated herein by reference.

        The pro forma combined financial statements are unaudited and reflect the combination of AAG with LCC. The pro forma combined financial statements have been prepared under the purchase method of accounting for the acquisition of LCC. The pro forma financial information is presented as if the acquisition had occurred on (i) January 1, 1995 for purposes of the pro forma combined income statement for the nine months ended September 30, 1995 and (ii) as of September 30, 1995 for purposes of the pro forma combined balance sheet. In August 1995, AAG raised $37.2 million in cash through a Common Stock Rights Offering. The pro forma combined income statement is presented as if the Rights Offering occurred on January 1, 1995.

        Changes to the purchase accounting adjustments included in the unaudited pro forma combined financial statements are anticipated as the valuations of acquired assets and assumed liabilities at the date of acquisition are finalized. The pro forma combined financial statements are intended for informational purposes only and may not necessarily be indicative of AAG's future financial position or future results of operations.

        The pro forma financial statements reflect AAG's payment of (i) $13.875 per share for the 6.2 million shares of Laurentian common stock owned by subsidiaries of Desjardins Laurentian Financial Corporation, and (ii) $14.125 for the remaining 1.4 million shares of Laurentian common stock.
   The total cost of acquiring all outstanding Laurentian common stock will be approximately $106 million. AAG also repaid $45 million of Laurentian indebtedness concurrently with the consummation of the acquisition.


        The cost of acquiring Laurentian was funded with (i) $90 million from GALIC in exchange for Laurentian's insurance subsidiaries, (ii) the net proceeds from the Rights Offering of approximately $37.2 million, (iii) borrowings under AAG's line of credit and (iv) cash on hand.

                           AMERICAN ANNUITY GROUP, INC.

                    UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                                SEPTEMBER 30, 1995

                                  (In millions)


                                                           Pro           AAG
                              AAG        LCC              Forma          Pro
                           Historical Historical       Adjustments      Forma

   Assets
   Investments:
     Bonds-held to
       maturity (@ cost)    $3,433.6     $266.9   ($   2.3)(A-2)     $3,698.2
     Bonds-available
       for sale (@ market)   1,473.6      206.8     (123.4)(B)        1,557.0
     Equity securities          25.0        8.3          -               33.3
     Investment in investees    22.6         -           -               22.6
     Mortgage loans             47.6       18.7          -               66.3
     Investment in real
       estate, net              36.0        3.6          -               39.6
     Policy loans              202.4       49.8          -              252.2
     Short-term investments     19.3       41.9          -               61.2
                             5,260.1      596.0     (125.7)           5,730.4

   Cash                         36.0       52.4      (16.0)(B)           72.4
   Accrued investment income    86.8        5.9          -               92.7
   Deferred policy
     acquisition costs          75.0       77.8      (77.8)(A-3)         75.0
   Prepaid and other assets     33.8       93.2       (5.4)(A-4,9)      121.6
   Assets held in separate
     accounts                     -       234.8          -              234.8
   Value of business
     acquired ("VOBA")            -          -        89.7 (A-7)         89.7
   Intangibles                   7.1        7.1       (7.1)(A-12)         7.1
                            $5,498.8   $1,067.2    ($142.3)          $6,423.7


   Liabilities
   Annuity and insurance
      liabilities           $4,885.3  $   638.2    $     -           $5,523.5
   Notes payable               149.7       45.0      (23.0)(B)          171.7
   Other liabilities           113.5       31.9       (2.0)(C)          143.4
   Liabilities related to
      separate accounts           -       234.8          -              234.8
                             5,148.5      949.9      (25.0)           6,073.4


   Equity
   Common stock, including
      paid-in capital          407.2       56.9       (56.9)            407.2
   Retained earnings           (96.3)      58.9       (58.9)            (96.3)
   Unrealized gains, net        39.4        1.5        (1.5)             39.4
   Total stockholders' equity  350.3      117.3      (117.3)            350.3
                            $5,498.8   $1,067.2     ($142.3)         $6,423.7

                           AMERICAN ANNUITY GROUP, INC.

                   UNAUDITED PRO FORMA COMBINED INCOME STATEMENT
                   FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1995

                     (In millions, except per share amounts)


                                               Pro Forma Adjustments     AAG
                         AAG         LCC       Rights         LCC        Pro
                      Historical  Historical  Offering    Acquisition   Forma
   Revenues
    Life, accident and
      health premiums   $     -        $70.8    $   -       $   -      $ 70.8
    Net investment income  297.1        35.1      1.9        (8.2)(E)   325.9
    Realized gains           7.1         2.6        -           -         9.7
    Equity in earnings
      of affiliate           2.2          -         -           -         2.2
    Other income             1.6         3.7        -           -         5.3
                           308.0       112.2      1.9        (8.2)      413.9

   Costs and Expenses
    Benefits to
      policyholders        194.2        66.9        -           -       261.1
    Interest and debt
      expenses              13.4         2.7        -        (1.5)(F)    14.6
    Amortization of
      deferred policy
      acquisition costs      6.2        10.5        -       (10.5)(G)     6.2
    Amortization of VOBA      -           -         -         7.9 (D)     7.9
    Other operating and
      general expenses      32.1        22.6        -        (4.4)(H)    50.3
                           245.9       102.7        -        (8.5)      340.1

   Income from continuing
    operations before
    income taxes            62.1         9.5      1.9         0.3        73.8
   Provision for income
    taxes                   21.9         3.2      0.7         0.1        25.9

   Net income from
    continuing operations $ 40.2      $  6.3     $1.2       $ 0.2       $47.9

   Less preferred dividend
    requirements              -         (0.1)       -         0.1 (I)      -
   Income from continuing
    operations applicable
    to common stock       $ 40.2      $  6.2     $1.2       $ 0.3       $47.9

   Net income from
    continuing operations
    per share of common
    stock                  $1.01                                        $1.11
   Average number of
    shares of common
    stock outstanding       39.7          -       3.4           -        43.1

            Notes to Unaudited Pro Forma Combined Financial Statements
                                  (In millions)


   (A) For accounting purposes, the purchase price of Laurentian common stock was allocated as follows:

        (1)   Historical stockholders' equity of LCC                   $117.3
        (2)   Mark LCC held to maturity bonds to market          (2.3)
        (3)   Write off LCC deferred policy acquisition costs   (77.8)
        (4)   Write off LCC debt financing costs                 (0.4)
        (5)   Additional SAR and stock option expense            (4.2)
        (6)   Severance payments                                 (1.9)
        (7)   Record estimated value of business acquired        89.7
        (8)   Transaction fee                                    (0.6)
        (9)   Record fixed assets at fair market value           (5.0)
                                                                 (2.5)
        (10)  Deferred taxes                                      0.9
        (11)  Phase III deferred tax liability                   (3.0)
        (12)  Write off LCC intangibles                          (7.1)
                 Total purchase price adjustments, net of tax           (11.7)
                   Purchase price of common stock                      $105.6

   (B) AAG's sources and uses of cash for the acquisition of Laurentian were as follows:

              Sources of cash:
                 Sale of bonds                                         $123.4
                 Cash on hand                                            16.0
                   Total investments and cash on hand                   139.4
                 Borrowings on AAG credit line                           22.0*
                                                                       $161.4
              Uses of cash:
                 Purchase price of common stock                       ($105.6)
                 Repay LCC note payable                                 (45.0)*
                 Severance and other employee payments                  (10.2)
                 Transaction fee                                         (0.6)
                                                                      ($161.4)

              *  Net reduction in Notes Payable equals $23 million.

   (C) To record deferred taxes of $2.1 million and payment of acquisition related liabilities of $4.1 million.

   (D) Present value of future profits reflects the estimated fair value of the business in force and represents the portion of the cost to acquire LCC that is allocated to the value of the right to receive future cash flows from insurance contracts existing at the assumed date of acquisition. Such value is the present value of the actuarially determined projected cash flows from the acquired policies.

        The 12% discount rate used to determine such value is the rate of return sought by AAG to invest in the businesses acquired. In determining the rate of return used to value the policies purchased, AAG's management considered the magnitude of the risk associated with each of the actuarial assumptions used in determining expected future cash flows, cost of capital available to fund the acquisition and the perceived likelihood of changes in insurance regulations and tax laws.

        The amount allocated to the present value of future profits for the inforce business acquired is based on a preliminary determination. Assuming an acquisition date of September 30, 1995, expected gross amortization using current assumptions and accretion of interest based on an interest rate equal to the liability or contract rates (ranging from 4% to 7.6%) for the next five years was as follows (in millions):

       Year     Beginning    Gross    Accretion      Net       Ending
      Ended      Balance   Amortizat      of      Amortizat   Balance
    September              ion        Interest   ion
        30
       1996     $89.7     ($15.0)       $4.5     ($10.5*)     $79.2

       1997      79.2      (13.1)        4.0       (9.1)       70.1
       1998      70.1      (11.6)        3.5       (8.1)       62.0
       1999      62.0      (10.0)        3.1       (6.9)       55.1
       2000      55.1       (8.8)        2.8       (6.0)       49.1


        * Pro forma VOBA amortization expense for the nine months ended September 30, 1995 is assumed to be $7.9 million.

   (E) Investment income foregone on net cash and investments used to fund the acquisition ($139.4 million @ 7.8% x 9 months)

   (F) Interest expense adjustments consist of (i) the elimination of LCC interest of $2.7 million in the first nine months of 1995 due to the assumed repayment of LCC debt, offset by (ii) additional interest expense of $1.2 million in the first nine months of 1995, based on AAG's assumed borrowing of $22.0 million at average interest rate of 6.8125%.

   (G)  Reverse LCC's amortization of deferred policy acquisition costs.

   (H) Other operating and general expense adjustments consist of the following:

           Reverse acquisition related expenses            ($1.3)
           Reverse SAR and stock option expense             (0.7)
           Estimated reduction in operating and
             general expenses                               (2.5)
           Other                                             0.1
                                                           ($4.4)

   (I) Laurentian's outstanding preferred stock was redeemed in August 1995. The pro forma combined income statement assumes the redemption occurred January 1, 1995.

    (c)      Exhibits:

             Exhibit Number
             (Referenced to Item 601 of Regulation S-K)

                  99 Agreement and Plan of Merger dated as of May 25, 1995 incorporated by reference to the Schedule 13D filed by American Premier Group, Inc. on June 2, 1995 with respect to the equity securities of Laurentian Capital Corporation.





                                    SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   AMERICAN ANNUITY GROUP, INC.



   Date:  November 28, 1995        BY: /s/ William J. Maney
                                        William J. Maney
                                        Senior Vice President,
                                        Treasurer and Chief Financial Officer